UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

                On and after March 26, 2008, senior management of the Company will participate in various investor presentations.  In addition, the Company has prepared a question and answer script for use in response to questions at such presentations and otherwise, which script is posted on www.taketwovalue.com. The investor presentation and  investor/media Q&A script are being furnished with this Form 8-K and are attached hereto as Exhibits 99.1 and 99.2, respectively. Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                                             Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Investor presentation entitled “Take-Two Interactive Software, Inc. Recommendation of the Board of Directors to Reject Electronic Arts Inc.’s Tender Offer March 2008”

	99.2	Investor/Media Q&A Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/Daniel P. Emerson
Daniel P. Emerson
Vice President, Associate General Counsel and Secretary

Date:  March 26, 2008

EXHIBIT INDEX

Exhibit

99.1	Investor presentation entitled “Take-Two Interactive Software, Inc. Recommendation of the Board of Directors to Reject Electronic Arts Inc.’s Tender Offer March 2008”

99.2	Investor/Media Q&A Script